UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2009

Oilsands Quest Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326— 11th Avenue SW Calgary, Alberta, Canada	T2R 0C5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective May 1, 2009, the Company adopted SFAS No. 160, which amends ARB No. 51, "Consolidated Financial Statements" to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 clarifies that a noncontrolling interest in a subsidiary is an ownership interest in a consolidated entity that should be reported as equity in the consolidated financial statements. This statement also changes the way the consolidated statements of income (loss) and comprehensive income (loss) are presented by requiring consolidated net income (loss) and comprehensive income (loss) to be reported at amounts that include the amounts attributable to both the parent and the non-controlling interest. In addition, SFAS No. 160 establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that do not result in deconsolidation. SFAS No. 160 required retrospective adoption of the presentation and disclosure requirements for noncontrolling interests for the period from inception on April 3, 1998 through April 30, 2009. All other requirements of SFAS No. 160 have been applied prospectively as of May 1, 2009.

The Company is filing this Current Report on Form 8-K to include the effects of the adoption of SFAS No. 160 on the consolidated financial statements as of April 30, 2009 and 2008 and for each of the years in the three-year period ended April 30, 2009 and for the period from inception on April 3,1998 through to April 30, 2009. The following items of the Company's Annual Report on Form 10-K for the year ended April 30, 2009 ("2009 Form 10-K") have been adjusted to reflect the adoption of SFAS No. 160, an immaterial error correction and subsequent events as described in notes 2(a), 2(b), and 16(c), respectively, of the above-noted financial statements (and are attached, as adjusted, as Exhibits hereto and are incorporated herein by reference): Item 6, Selected Financial Data (Exhibit 99.1) and Item 8, Financial Statements and Supplementary Data (Exhibit 99.2).

All other information in the 2009 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2009 Form 10-K with the Securities and Exchange Commission (“SEC”) on July 30, 2009.  The information in this Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and any filings made by the Company with the SEC since the filing of the 2009 Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Pannell Kerr Forster, Independent Registered Public Accounting Firm.

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Item 6, Form 10-K – Selected Financial Data.

99.2	Item 8, Form 10-K – Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2009	Oilsands Quest Inc.
(Registrant)

/s/ Garth Wong
Name: Garth Wong
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1		Consent of Pannell Kerr Forster, Independent Registered Public Accounting Firm.

23.2		Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1		Item 6, Form 10-K – Selected Financial Data.

99.2		Item 8, Form 10-K – Financial Statements and Supplementary Data.